EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Twin Ridge Capital Acquisition Corp. (the “Company”) on Form 10-Q for the period from April 1, 2021 through June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sanjay K. Morey, Co-Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2021

/s/ Sanjay K. Morey
	Name:	Sanjay K. Morey
	Title:	Co-Chief Executive Officer & President
(Co-Principal Executive Officer)